Exhibit 99.1

1 Wealth and Health Gíoup in Gíeateí Bay Aíea, China INVESTOR PRESENTATION August 2023

Disclaimer and Confidentiality

About This Presentation
In this presentation, the "Group", "we", "us" and "our" mean AGBA Group Holding Limited (the "Group" or "AGBA") and its subsidiaries. All amounts are in U.S. dollars unless otherwise indicated. The information contained herein does not purport to contain all of the information about the Group or AGBA. AGBA or its respective affiliates or representatives does not make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation.

Forward Looking Statements
This presentation contains forward-looking statements with respect to the Group. These forward-looking statements, by their nature, require the Group to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, including without limitation the successful and timely completion and the commercialization of the products referred to herein. Forward-looking statements are not guarantees of performance. These forward-looking statements, including financial outlooks and strategies or deliverables stated herein, may involve, but are not limited to, comments with respect to the Group's business or financial objectives, its strategies or future actions, its projections, targets, expectations for financial condition or outlook for operations. Words such as "may", "will", "would", "could", "expect", "believe", "plan", "anticipate", "intend", "estimate", "continue", or the negative or comparable terminology, as well as terms usually used in the future and conditional, are intended to identify forward-looking statements. Information contained in forward-looking statements is based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including perceptions of historical trends, current conditions and expected future developments, as well as other considerations that are believed to be appropriate in the circumstances. These assumptions are considered to be reasonable based on currently available information, but the reader is cautioned that these assumptions regarding future events, many of which are beyond its control, may ultimately prove to be incorrect since they are subject to risks and uncertainties that affect the Group and its business.

The forward-looking information set forth herein reflects expectations as of the date hereof and is subject to change thereafter. The Group disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Undue reliance should not be placed on forward-looking statements. The forward-looking statements contained in this presentation are expressly qualified by this cautionary statement. This presentation is not intended to form the basis of any investment decision and there can be no assurance that any transaction will be undertaken or completed in whole or in part. The delivery of this presentation shall not be taken as any form of commitment on the part of the Group or its shareholders to proceed with any transaction, and no offers will subject the Group or its shareholders to any contractual obligations before definitive documentation has been executed.
This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of AGBA, the Group, or any of their respective affiliates.

This presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Group's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Group's presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Group believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Group's financial condition and results of operations. The Group believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Group's financial measures with other similar companies. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income items are excluded or included in determining these non-GAAP financial measures.

Industry and Market Data
In this Presentation, AGBA relies on and refers to certain information and statistics obtained from third-party sources which they believe to be reliable. AGBA has not independently verified the accuracy or completeness of any such third-party information. Some data is also based on the good faith estimates of the Company which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with the Company.

2

2 Disclaimer and Confidentiality About ľhis Píesentation Use of Projections: This presentation contains certain financial forecasts (or guidance) with respect to the AGBA’s projected financial results. AGBA’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. This guidance should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of AGBA, or that actual results will not differ materially from those set forth in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will actually be achieved. You should review this information together with AGBA’s historical information, as well as information included in the AGBA’s annual report on Form 10 - K for the year ended December 31, 2022. 2

We are a One-Stop Financial Supermarket

AGBA Group

Operating Track Record	30 Years
Major Shareholder	Mr. Richard Tsai
Workforce	2,600
Products	Insurance: 700+ Investment: 1,800+

Product Vendors (100+ in total)

AIA, Allianz, Amundi, AXA, BlackRock, BOC Life, Chubb, Cigna, Fidelity International, Franklin Templeton Investments, Fubon Life, FTLife, FWD Insurance, HSBC Life, Invesco, J.P.Morgan, Manulife, MetLife, Schroders, Sun Life, Value Partners Group, Zurich

1st[(1)]

Largest Independent Financial Advisor in Hong Kong

~1,600	**~200,000**	**~US$160m**
financial advisors	customers	projected normalized revenue

3rd[(1)]

Largest Healthcare Brand in Hong Kong

~800	**~1,200**	**~300,000**
affiliated clinics	doctors and specialists	corporate and Individual customers

(1) Source: various internal and external studies

3

Global Slowdown Challenges
Hong Kong Growth



China's Worsening Economic Slowdown Is Rippling Across the Globe

- Asian economies are taking biggest hit to trade so far
- Falling prices in China may help to curb global inflation



REUTERS® World Business Markets Sustainability Legal Breakingviews Technology Investi

Asian Markets

China's exports fall most in three years as global economy falters



Hong Kong Exports Fall Again, Weighing on Economy's Outlook

Global Slowdown

- Faltering PRC recovery contributes to a slowdown in global economic growth.

Driving slow-down in HK GDP Growth

- Weak external demand drives down Hong Kong exports, tourism, etc.
- Hong Kong GDP increased by only 1.5% in real terms in Q2 2023 (compared to Q2 2022).

4

Despite external slowdown,
We had a strong Q2



Second Quarter Revenue (US$ in Mn)
US$ 20.0
US$ 15.0
US$ 10.0
US$ 5.0
- - -
+325%
US$ 4.1
US$ 17.4
Q2 2022
Q2 2023



First Half Revenue (US$ in Mn)
US$ 30.0
US$ 25.0
US$ 20.0
US$ 15.0
US$ 10.0
US$ 5.0
- - -
+361%
US$ 6.2
US$ 28.4
1H 2022
1H 2023

Key Achievements in Q2 2023 included:

- HSBC Life Insurance Partnership.
- Acquisition of Sony Life Financial Advisers, Singapore.
- Launched OneGI, a new and comprehensive digital sales platform for general insurance products.
- Revenue growth from new insurance and investment products.
- Cost control initiatives narrowing losses (expected 30%+ reduction in recurring operating expense levels).

Key achievements in Q3 2023 included:

- Selected as a Stock Constituent to MSCI Global Micro-cap Index
- S-1 (registration No. 333-271456) went effective on August 28, 2023

5

Updated AGBA Group - 2023-2026 Projections

	AGBA Group				
HK$ Mn	2023	2024	2025	2026	CAGR
Revenue	$810	$1,510	$2,233	$2,963	54%
Sales Costs	(650)	(1,093)	(1,440)	(1,808)	41%
Gross Margin	160	417	793	1,156	93%
Expense	(541)	(493)	(507)	(528)	(1)%
Profit Before Tax	**($381)**	**($76)**	**$286**	**$627**	**NM**

As % of Revenue					CHG
Revenue	100%	100%	100%	100%	- - -
Sales Costs	(80)	(72)	(64)	(61)	19%
Gross Margin	20	28	36	39	19%
Expense	(67)	(33)	(23)	(18)	49%
Profit Before Tax	**(47)%**	**(5)%**	**13%**	**21%**	**68%**

Funding drives scale (revenue growth) + efficiency (cost cuts) + capacity build (tech development) = improved margins and accelerated break-even point:

- Other than economies of scale, revenue growth also helps to drive gross margin through better ability to negotiate both commissions received (up) and paid out (down).
- Core platform built out, allowing for selected cost efficiencies in 2023 and 2024 in corporate overhead and non-core projects.
- Use funding to continue to pursue selected core platform increases to further increase revenue stickiness and margins.
- Break-even revenue is around HKD 1.6 bn.

The financial projections above are an update and replace the projections published previously on April 14, 2023

6

Benefitted by Immediate Growth and Long - Term * S ouí ce: g ov e í n m e n t f i g u í e s 7 Advantages of China’s Greater Bay Area Opening up of Gíeateí Bay Aíea leads to Huge Oppoítunities: Life insuíance: ▪ Low penetíation in the íest of GBA ▪ HK has the most attíactive píoducts ▪ Established píactice of “fly - to - buy” Asset Mgt: ▪ Continued high saving íates ▪ HNWI in GBA is keen to invest abíoad ▪ Diveísification away fíom cash Healthcaíe: ▪ Sophistication of HK medical seívices ▪ Mainland China “medical touíism” ▪ 13% China economy ▪ US$2.0 tíillion GDP ▪ 86 million population ▪ 2 - houí living ciícle

Attractive Entry Point

Category	EV to Sales May 2023	EV to Sales Aug 2023	EV to Sales Change
Insurance Brokerage	5.9x	6.5x	0.5x
Tech-Enabled Wealth Platforms	3.8x	3.6x	(0.2)x
Healthcare Services	4.8x	5.1x	0.3x
Wealth Distribution	2.1x	2.4x	0.3x
China FinTech	3.1x	3.8x	0.6x
China Financial Services	2.6x	2.0x	(0.6)x
Comparable Universe Average	4.0x	4.8x	0.7x
AGBA Group	**0.6x**	**0.4x**	**(0.2)x**

Current valuation at a substantial discount to various peer groups

- No direct comparable companies publicly traded in the US, Europe or Asia-Pacific region.
- Peer group categories contain companies with business models that overlap with what we do.
- All peer categories trade at substantial premium to AGBA Group current valuation level.

Share prices are as of August 30, 2023.

8

Overvi e w of AGBA Gro u p

Organized into
Four Principal Business

How we make money….

AGBA Group

Distribution Business	Platform Business	FinTech Business	Healthcare Business
AGBA Financial	one platform	TANDEM, zai, oscar	AGBA Health
Sells a wide range of financial products to retail and corporate customers through various types of sales representatives.	Provides access to products and supporting services to internal and external distribution channels.	Invests in FinTech companies capturing strategic benefits as well as financial rewards.	Provides healthcare services to corporate customers through a network of doctors and clinics.
Commissions	*Platform fees*	*Investment gains*	*Service fees*

10

A Multi - Year Transformation to Distribution + Platform Business Investing moíe than US $ 200 m, we have leveíaged lessons leaíned fíom ouí investments in successful Finľech opeíations in Euíope and U . S . by upgíading and focusing on ouí high - maígin platfoím business . ľíaditional B í okeí - D e a l eí Business 11

Group
Key Investment Highlights



1. Unique product and service offerings:
   - B2C: market leading portfolio of wealth and health products
   - B2B: tech-enabled broker management platform for advisors

2. Large end-markets with strong macro-economic growth drivers

3. Compelling business model economics

4. Significant unrealized value of fintech and healthcare franchise

5. Experienced management team

12

Benchmarking to World’s Best 1 1 3 3

Unique Product and Service Offerings

Life Insurance Distribution:
#1 Broker in Hong Kong

Largest Financial Advisors for both Insurance and Funds



AGBA Financial Advisors
1,187
1,805
2018
2022
Life Insurance Sales

… Top sales team in terms of productivity



Sales per head *
Bank of China
2.3x
1.6x
Sun Life
1.2x
YF LIFE
1.1x
AIA
1.0x
Manulife
1.0x
Chubb
0.8x
AXA
0.8x
FTLife
0.7x
FWD
0.6x

*AFYP/ Headcount

15

Asset Management Distribution: Covering More Products than Anyone Else Píoduct ľype No. of Píovideís No. of Píoducts Investment Funds 39 880 MPF / Pensions 8 10 Non - Financial Píoducts 2 47 AGBA is the laígest Wealth Advisoís headquaíteíed in Hong Kong 16

Platform Business
Unique One-Stop Platform

- Unique 'universal' one-stop financial business solution platform serving financial advisors, brokers and financial institutions.
- Already servicing 17% of the Hong Kong broker market and reaching more than 200,000 end customers in the GBA.

one platform

Product Manufactures

AIA, Manulife, AXA, FTLife, Cigna, Zurich, Chubb, FWD insurance, 中銀人壽 BOC Life, BlackRock, J.P.Morgan, 滙豐保險 HSBC Life, Allianz, Invesco, Schroders, Amundi Asset Management, 惠理集團 Value Partners Group, Fidelity International, Franklin Templeton Investments, MetLife, Fubon Life 富邦人壽

Product Type	No. of Providers	No. of Products
Life Insurance	24	>600
General Insurance	19	>280
MPF / Pensions	8	10
Investment Funds	39	880
Non-Financial Products	2	47

Distributors / Advisors

- Financial Advisors
- Digital Retails
- Banks
- Non-financial corporates
- HMOs
- Medical Clinics

17

AGBA

Key Drivers of Growing Topline

1

Financial Advisors

- #1 financial service provider in Hong Kong.
- 1,500+ financial consultants generating > HK$ 1bn in annual commissions.
- Distributing almost 2,000 financial products and services from global premier financial brands.

2

Alternative Distribution Channels

- Developing targeted retail and commercial distribution channels to sell insurance, investment products, loans.
- Incubating new sales teams, adopting bank RM teams, partnering with corporate teams.
- Reaching different customer segments, optimizing reward structures, product mix and operational support.

3

Greater Bay Area ("GBA") Referrals

- Re-opening of Mainland border, pent-up demand.
- Direct referral teams, as well as corporate partnerships.
- Hong Kong-based support infrastructure.

18

Platform Business
Tech-enabled Infrastructure

- Financial professionals plug into OnePlatform easily and power your business instantly. OnePlatform offers everything necessary from front-end client servicing to back-end operations support.



A unique large-scale financial supermarket
20+ years of brokerage servicing experience
Serve 1/6+ of the IA licensed TR (broker) in the city
4 Licences*
Provide health protection and wealth management to nearly 200,000 customers
Committed to serving customers in Greater Bay Area, with operations support in QianHai
Widest range of products & services
2,000+ financial products & services covering 10+ product categories from nearly 100 financial product providers
1,000+ products 50+ insurance & MPF providers
800+ funds Nearly 40 fund houses
50+ alternative products
A hassle-free customer experience
Hotline
Customer centre
Live chat
Update: November 2022
Powering financial business easy as 1 2 3
About OnePlatform
OnePlatform簡介單張
OnePlatform OnAir
one platform
Welcome to Client Portal
Login
OR
First Time Login

19

Significant Stickiness to Our Platform Business In - Peíson + ľech Offeíings to End - clients Stickiness to ouí Platfoím ľech - Enabled Platfoím Infíastíuctuíe 20 Ïull Range of Píoducts and Seívices All - Encompassing Seívice Suppoít Data Analytics

AGBA' s FinTech Capabilities Our Digital Solutions Make Life Easier for Financial Advisors 1. Wealth Management Advisoíy 2. eApplications (Multiple - vendoís and All Píoducts) 3. Sales Suppoít ľools 4. Peífoímance Management ľools 21

We integrated our
Healthcare Business in 2021

- Healthcare providers are in the driving seat of the ecosystem, influencing both quality of treatments and cost of service.
- By combining JFA Health into AGBA, AGBA can better orchestrate the ecosystem, providing higher quality treatment while controlling cost.



AGBA Health
AGBA Health
AGBA Health
AGBA Health



Insurers
AIA
PRUDENTIAL
AXA
AGBA
Healthcare Providers
Hospitals (Public / Private)
AGBA Health
Other Medical Groups
Employees
Patients / Clients

DR. JONES FOK & ASSOCIATES

Founded:	1979
Integrated:	2021
Doctors:	1,200+
Clinics:	800+

22

Key Initiatives

Distíibute HSBC New ILAS Plan ▪ HSBC Life is the leading life insuíeí in Hong Kong. ▪ OnePlatfoím authoíized to distíibute HSBC Life’s fiíst - in - maíket new investment - linked insuíance plan. ▪ Woíking with HSBC Life to be the sole independent distíibutoí of theií flagship plan demonstíates AGBA’s commitment to píoviding best value to its customeís. ▪ Looking to bíoaden íelationship with HSBC Life in the coming yeaís. Talk of the Town: Partnership with HSBC Life 24

▪ Selected as a constituent stock to the MSCI Global Micío - Cap Index (MSCI Hong Kong Index), ▪ With effects on 31 August, 2023 . ▪ ľhe MSCI (Moígan Stanley Capital Inteínational) Global Micío - Cap Index is compiled by MSCI, a leading píovideí of global equity indices . ľhe MSCI Global Micío - Cap tíacks the peífoímance of the smalleí companies globally . It is composed of stocks that have a maíket capitalization of less than US $ 300 million . ľhe index is calculated in HKD and USD and is used as a benchmaík oí as a basis foí investment píoducts . AGBA Group is Selected as A Stock Constituent to MSCI Global Micro - Cap Index 25

Marketing Campaign
AGBA Corporate Launch (Nasdaq Listed)

- Unique campaign to address our target market audience key concerns - “Closing Life’s Gaps”
- The video is regarded by YouTube as “performing extremely well”, with view duration at over 74% (50-60% regarded as good already), which reflects extremely high engagement as quoted from the official information from YouTube.



Over **22M** impressions

Total **40,000 hours** played

Unique Reach: **5.4M**

26

High impact PR strategy combined with Thought Leadership to maximize influence and reinforce AGBA’s brand positioning 27

Extensive
Industry Awards

- AGBA has garnered numerous prestigious industry awards, solidifying its position as a highly acclaimed and recognized organization.


Gold
Closing Life's Gaps
AGBA Group



The Kam Fan Awards 2022
Gold Award of Hong Kong Roots - Culture Roots











HAPPY 開心企業
COMPANY






新城財經台雄財宴暨
香港企業領袖品牌2023


bct






Leaders' Choice
AGBA | OnePlatform

28

Social Media Strategy 29

Far-reaching Mentions
On a number of Social Forums

- AGBA is actively mentioned on various social channels and forums since April 2023 such as *Twitter, YouTube, Discord, Reddit, StockTwits, Telegram, InvestorHub etc.*

Social Media Videos
Over 10+ Partners and 100+ Staff Involved

- Over **10+ Partners** from Industry well-known Companies such as:
- *BOC Group Life Assurance Company Ltd, Sun Life Hong Kong Ltd, BEA Union Investment Management, Zeal Asset Management Ltd, China Ping An Insurance (Hong Kong) Co Ltd, Salboy International etc.*
- **100+ Staff** Participated in Filming for Social Media since January 2023.



AGBA
Sun Life
PARTNERSHIP
AGBA
BOC LIFE
PARTNERSHIP
Thank you
for your Support and Engagement
494.6%
4,046
10k views
OUR PARTNERS
ASSET MANAGEMENT
WEALTH MANAGEMENT



EDISON
'Nasdaq-listed AGBA is a one-stop financial supermarket which says it offers the broadest set
1,841,336+
AGBA Investor Relations YouTube Channel
Introductory Video
AGBA: A ONE-STOP TECH-LED FINANCIAL AND HEALTHCARE 'SUPERMARKET'

VIDEO ANALYTICS

From 14 Apr – 8 May 2023

Monthly Impressions

=1,841,336

Clicks

=14,885



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AGBA Group (NASDAQ:
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AGBA Group Holding Limited (NASDAQ:AGBA) - Stock Analysis



reckless_waitress
Been seeing these guys pop up on Reddit more recently and they seem like they're doing crazy things over in the Hong Kong market
Aldin_abl
Excited to see how their stock performs if this Hong Kong & China rebound happens
Fidely
$AGBA interesting that they've gone up a bunch today looking to see where the ride takes us
Bullish
LadyOfSomon
$AGBA feeling really good about them after reading over their Q1 results and seeing their stock up ~11% today
r/StocksAndTrading
Been keeping my eye on AGBA Group Holding ($AGBA) and wanted to share some news I found on them!
Hey everyone, hope you're having a fantastic day! Was looking through some of the companies I've had on my radar the last little while and saw AGBA Group Holding
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Hey everyone! Happy hump day! As all of you know, there are so many different holding companies out there that all pretty much do the same thing in one way or another. I still
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I am back with a new feature for the breakout group. Asian Stocks are on Fire and This One Could be Next to Run. $AGBA
Lots of buzz on this one. Good action lately. $AGBA
Go to thread

30

Leverage Generative AI/ChatGPT on Social and Content Production 31

Ongoing Comprehensive Disclosures www.agba.com/ií 32

THANK YOU For further information, please visit www.agba.com/ir @agbagroup Investor Relation Enquires: ir@agba . c om +852 5529 4500 Contact us: AGBA Group Holding Limited AGBA T o w e r , 68 John st o n Ro ad , Wan Chai, Hong Kong